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                                                                   Exhibit 10.63

                      GENERAL ELECTRIC CAPITAL CORPORATION
                      4601 Charlotte Park Drive, Suite 200
                        Charlotte, North Carolina 28217

                               WAIVER OF DEFAULT
                               -----------------

                               December 26, 2001


Advanced Nutraceuticals, Inc.
106 South University Boulevard, Unit 14
Denver, Colorado 80209

Bactolac Pharmaceutical Inc.
7 Oser Avenue
Happauge, New York 11788-3808

ANI Pharmaceuticals, Inc.
3600 25/th/ Avenue
Gulfport, Mississippi 39501

Ladies and Gentlemen:

Reference is made to the Amended and Restated Loan and Security Agreement, dated as of December 12, 2001 (such Amended and Restated Loan and Security Agreement, as from time to time amended, modified, supplemented or restated, being hereinafter known as the "Loan Agreement"), among Advanced Nutraceuticals, Inc.,
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a Texas corporation ("Holding Co."), Bactolac Pharmaceutical Inc., a Delaware
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corporation, ANI Pharmaceuticals, Inc., a Mississippi corporation, and General
Electric Capital Corporation, a Delaware corporation ("Lender").  Capitalized
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terms used herein with definition shall have the meanings ascribed to them in the Loan Agreement.

Effective as of the date hereof, the Lender hereby waives any Events of Default arising under the Loan Agreement by virtue of the failure of Holding Co. and its Subsidiaries to comply with Section 4.2 of the Loan Agreement as a result of:

          (a) Holding Co. and its Subsidiaries' failure to maintain a Fixed Charge Coverage Ratio of at least 1.5 to 1.0 as of September 30, 2001 and at all prior times;

          (b) Holding Co. and its Subsidiaries' failure to limit Capital Expenditures to $250,000 or less in the Fiscal Year ending September 30, 2001; and

          (c) Holding Co. and its Subsidiaries' failure to maintain Net Worth of at least $27,000,000 as of the end of the Fiscal Year ending September 30, 2001.his waiver shall be effective only for the specific Events of Default enumerated in the preceding sentence and only for the specific dates or periods stated therein. Nothing contained herein shall constitute a waiver of any other Event of Default heretofore or hereafter existing under the Loan Agreement or compliance by Holding Co. and its Subsidiaries with Section 4.2 of the Loan Agreement after September 30, 2001.

                                     Very truly yours,

                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION


                                     By: _____________________________________
                                           Malcolm Ferguson
                                           Duly Authorized Signatory